FIRST AMENDMENT, dated as of July 10, 2008 (this “Amendment”), to the Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of August 9, 2007 (the “Credit Agreement”), among The Hartford Financial Services Group, Inc. (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the lenders named therein, and Bank of America, N.A., as administrative agent for the lenders (the “Administrative Agent”).

WHEREAS, the Company, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1. Defined Terms. Each capitalized term used but not defined herein shall have the meaning assigned to it in the Credit Agreement as amended hereby.

SECTION 2. Amendment to Credit Agreement. The first sentence of Section 2.25 of the Credit Agreement shall be replaced in its entirety by the following:

“The Company may, on no more than two occasions during the term of this Agreement, by written notice delivered to the Administrative Agent (a copy of which shall be promptly delivered to each Lender), request that the Lenders extend the Maturity Date for a period of one year from the Maturity Date then in effect, such extension to become effective on the date specified in such notice, which shall be not fewer than 30 days after the date of such notice.”

SECTION 3. Representations and Warranties. The Company, hereby represents and warrants to each Lender that:

(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof and after giving effect to this Amendment, with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; and

(b) as of the date hereof, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company and Lenders constituting at least the Required Lenders.

SECTION 5. Credit Agreement. Except as specifically set forth in this Amendment, the Credit Agreement shall remain in full force and effect.

SECTION 6. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 7. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic imaging means shall be as effective as delivery of a manually signed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers of the day and year first written above.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.,
by
/s/ John N. Giamalis

Name: John N. Giamalis
Title: Senior Vice President and Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent,
by
/s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: ABN Amro Bank N.V.

by
/s/ Michael DeMarco

	Name: Title:	Michael DeMarco Vice President

by1
/s/	Andrew C. Salerno
Name:	Andrew C. Salerno
Title: Director

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: Bank of America N.A.

by
/s/ Jason Cassity

	Name: Title:	Jason Cassity Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: The Bank of New York

by
/s/ Richard G. Shaw

	Name: Title:	Richard G. Shaw Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: Branch Banking and Trust Company

by
/s/ Robert M. Searson

	Name: Title:	Robert M. Searson Senior Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: CITIBANK, N.A.

by
/s/ Maria Hackley

	Name: Title:	Maria Hackley Managing Director

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: Deutsche Bank AG New York Branch

by
/s/ Richard Herder

	Name: Title:	Richard Herder Managing Director

by1
/s/	Michael Campites
Name:	Michael Campites
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: Greenwich Capital Markets, Inc., as agent for

The Royal Bank of Scotland plc

by
/s/ George J. Urban

	Name: Title:	George J. Urban Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: JPMORGAN CHASE BANK, N.A.

by
/s/ Melvin D. Jackson

	Name: Title:	Melvin D. Jackson Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: Sumitomo Mitsui Banking Corporation

by
/s/ Yoshihiro Hyakutome

	Name: Title:	Yoshihiro Hyakutome General Manager

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: SunTrust Banks

by
/s/ W. Bradley Hamilton

	Name: Title:	W. Bradley Hamilton Director

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: US Bank, National Association

by
/s/ Patrick McGraw

	Name: Title:	Patrick McGraw Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: Wachovia Bank, National Association

by
/s/ Michelle Dagenhart

	Name: Title:	Michelle Dagenhart Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender:The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
New York Branch
by	/s/ Scott Schaffer

	Name: Title:	Scott Schaffer Authorized Signatory

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: UBS Loan Finance LLC

by
/s/ Irja R. Otsa

	Name: Title:	Irja R. Otsa Associate Director

by1
/s/	Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: Wells Fargo Bank, National Association

by
/s/ Beth C. McGinnis

	Name: Title:	Beth C. McGinnis Senior Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: State Street Bank and Trust Company

by
/s/ Edward M. Anderson

	Name: Title:	Edward M. Anderson Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: William Street Commitment Corporation (Recourse only to the assets of William Street Commitment Corporation)

by
/s/ Mark Walton

	Name: Title:	Mark Walton Assistant Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: Webster Bank, National Association

by
/s/ Lawrence Davis

	Name: Title:	Lawrence Davis Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: Credit Suisse, Cayman Islands Branch

by
/s/ Jay Chall

	Name: Title:	Jay Chall Director

by1
/s/	Gilberto Fontela
Name:	Gilberto Fontela
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: Lehman Commercial Paper Inc.

by
/s/ Rohit Nair

	Name: Title:	Rohit Nair Authorized Signatory

SIGNATURE PAGE TO AMENDMENT DATED AS OF JULY 10, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007.

Name of Lender: HSBC Bank USA, N.A.

by
/s/ Lawrence Karp

	Name: Title:	Lawrence Karp Senior Vice President

[1]	For any Lender requiring a second signature line.